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                                                                 Exhibit 99.5(a)

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MULTIOPTION LEGEND
VARIABLE ANNUITY APPLICATION                                     Fax 651-665-7942
                                                                 Toll Free 1-800-362-3141       [MINNESOTA LIFE LOGO]
MINNESOTA LIFE INSURANCE COMPANY - ANNUITY SERVICES - A3-9999    In Metro Area 651-665-4877
400 Robert Street North - St. Paul, Minnesota 55101-2098         www.minnesotalife.com

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 1. OWNER/OWNERSHIP TYPE  / / Individual / / Trust / / Corporation / / Custodial / / Joint / / Partnership
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 Name                                                   Date of Birth   Gender   Taxpayer I.D. (Soc. Sec. # or EIN)

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 Address

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 City                     State     Zip Code            Citizenship                    Daytime Phone Number

                                                        / / US / / OTHER_________
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 2. JOINT OWNER (OPTIONAL)
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 Name                                                   Date of Birth   Gender   Taxpayer I.D. (Soc. Sec. # or EIN)

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 Address

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 City                     State     Zip Code            Citizenship                    Daytime Phone Number

                                                        / / US / / OTHER_________
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 3. ANNUITANT (IF OTHER THAN OWNER)
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 Name                                                   Date of Birth   Gender   Taxpayer I.D. (Soc. Sec. # or EIN

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 Address

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 City                               State     Zip Code

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 4. JOINT ANNUITANT (OPTIONAL)

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 Name                                                   Date of Birth   Gender   Taxpayer I.D. (Soc. Sec. # or EIN)

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 Address

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 City                               State     Zip Code

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 5. TYPE OF PLAN (PLEASE CHECK THE APPLICABLE PLAN TYPE)
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 / / IRA (Select one)                                   / / Non- Qualified
     / / Traditional       / / SIMPLE                       / / Corporate/Non- Corporate Ownership
     / / Roth              / / Inherited                    / / Under the _____ (state) UTMA/UGMA
     / / SEP                                                    Custodian Name ___________________
     This IRA will be established with a (Select one):  / / Public Employee Deferred Compensation - 457
           / / Transfer   / / Rollover                  / / Tax Sheltered Annuity - 403(b)
           / / Contribution for tax year _______        / / Other ___________

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 6. PURCHASE PAYMENT METHOD                                                      7. ANNUITY TYPE
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 MAKE CHECKS PAYABLE TO MINNESOTA LIFE
 / / $ __________ Remitted With Application                                      / / Deferred
 / / Direct Transfer/1035 Exchange/Rollover                                      / / Immediate

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BARCODE = IAN000064

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 8. OPTIONAL RIDERS (SUBJECT TO STATE AVAILABILITY; MAXIMUM ISSUE AGE 75 FOR THE DEATH BENEFITS)
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 A Guaranteed Minimum Death Benefit (GMDB) is included at no additional cost. An OPTIONAL DEATH BENEFIT RIDER, may be elected at an additional cost, see prospectus for current charges. Select from one of the following riders.

 / / (a) Highest Anniversary Value Death Benefit
 / / (b) Premier Death Benefit

 The following additional death benefit rider may be elected at an additional cost, see prospectus for current charges.
 / / Estate Enhancement Benefit

 A LIVING BENEFIT RIDER may be elected at an additional cost, see prospectus for current charges. (Only one living benefit rider may be elected.) If you select one of the following riders, also complete the separate Living Benefit
 Rider Options Election form.
 / / Guaranteed Income Provider Benefit
 / / Guaranteed Minimum Withdrawal Benefit [not available with the above optional death benefit rider (b)]
 / / Guaranteed Lifetime Withdrawal Benefit [not available with the above optional death benefit rider (b)]

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 9. BENEFICIARY
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  Name                                  Date of Birth     Taxpayer I.D. (Soc. Sec. # or EIN)     Gender     Class

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  Address

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  City                                  State     Zip Code    Relationship                                  Percentage

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  Name                                  Date of Birth     Taxpayer I.D. (Soc. Sec. # or EIN)     Gender     Class

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  Address

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  City                                  State     Zip Code    Relationship                                  Percentage

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  Name                                  Date of Birth     Taxpayer I.D. (Soc. Sec. # or EIN)     Gender     Class

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  Address

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  City                                  State     Zip Code    Relationship                                  Percentage

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 10. SPECIAL INSTRUCTIONS
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 11. REPLACEMENT
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 Do you have any existing life insurance or annuity contracts?   / / Yes  / / No
 Will the contract applied for replace or change an existing life insurance or annuity contract?  / / Yes / / No
 If yes, please provide: COMPANY NAME:______________________  CONTRACT # (S)______________________
                         COMPANY NAME:______________________  CONTRACT # (S)______________________

 For Louisiana:  If either box is marked "Yes", please complete the State Replacement form to submit to the replacing insurer.

 Have you completed a State Replacement form to submit to the replacing insurer where required? (based on jurisdiction, not on state residence) / / Not Required / / Enclosed
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12. OWNER/ANNUITANT SIGNATURES
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I/we represent the statements and answers in this application are full, complete and true to the best of my/our knowledge and belief. I/we agree they are to be considered the basis of any contract issued to me/us. I/we have read and agree with the applicable statements. The representative left me the original or a copy of written or printed communications used in this presentation.

I/we understand that I/we may return the contract within the Free Look period (shown on front of contract) if dissatisfied for any reason.

                              NOTICE TO APPLICANT:

Any person who knowingly, and with intent to injure, defraud, or deceive any insurance company, files a statement of claim or provides false, incomplete, or misleading information as part of the information provided to obtain coverage commits a fraudulent act, which is a crime, and may be subject to criminal and civil penalties.

FOR ARIZONA RESIDENTS ONLY: Minnesota Life is required to provide you, within a reasonable time after your written request, factual information regarding the benefits and provisions of the annuity contract for which you have applied. If for any reason you are not satisfied with that contract, you may return it within 20 days (30 days if you are age 65 or older) after the contract is delivered and receive the Contract Value of this contract. We will pay this refund within 7 days after we receive your notice of cancellation.

FOR CALIFORNIA RESIDENTS - AGE 65 AND OVER: There may be tax consequences, early withdrawal penalties, or other penalties if you sell or liquidate any stock, bond, IRA, certificate of deposit, mutual fund, annuity, or other asset to fund the purchase of an annuity product. You may wish to consult with an independent legal or financial advisor before selling or liquidating any assets and before buying an annuity product.

FOR COLORADO RESIDENTS - NOTICE TO APPLICANT: It is unlawful to knowingly provide false, incomplete, or misleading facts or information to an insurance company for the purpose of defrauding or attempting to defraud the company. Penalties may include imprisonment, fines, denial of insurance and civil damages. Any insurance company or agent of an insurance company who knowingly provides false, incomplete or misleading facts or information to a contract owner or claimant for the purpose of defrauding or attempting to defraud the contract owner or claimant with regard to a settlement or award payable from insurance proceeds shall be reported to the Colorado Division of Insurance within the Department of Regulatory Agencies.

FOR CONNECTICUT RESIDENTS ONLY: Any person who knowingly, and with intent to injure, defraud, or deceive any insurance company, files a statement of claim or provides false, incomplete, or misleading information as part of the information provided to obtain coverage commits a fraudulent act, which may be a crime, and may be subject to criminal and civil penalties.

FOR FLORIDA RESIDENTS ONLY: Any person who knowingly and with intent to injure, defraud, or deceive any insurer files a statement of claim OR AN APPLICATION containing any false, incomplete, or misleading information is guilty of a felony of the third degree.

FOR KANSAS RESIDENTS ONLY: Any person who knowingly and with intent to defraud any insurance company , files a statement of claim or provides false, incomplete or misleading information as part of the information provided to obtain coverage commits a fraudulent act, which is a crime, and may be subject to criminal and civil penalties.

FOR MINNESOTA RESIDENTS ONLY: THIS CONTRACT, TO THE EXTENT THAT VALUES ARE PLACED IN SEPARATE ACCOUNTS OF THE INSURER, IS NOT PROTECTED BY THE MINNESOTA LIFE AND HEALTH INSURANCE GUARANTY ASSOCIATION OR THE MINNESOTA INSURANCE GUARANTY ASSOCIATION. IN THE CASE OF INSOLVENCY, PAYMENT OF CLAIMS IS NOT GUARANTEED. ONLY THE ASSETS OF THIS INSURER WILL BE AVAILABLE TO PAY YOUR CLAIM.

FOR NEW JERSEY RESIDENTS ONLY: Any person who includes any false or misleading information on an application for a life insurance policy or annuity contract is subject to criminal and civil penalties.

FOR OREGON RESIDENTS ONLY: Any person who knowingly and with intent to injure, defraud, or deceive any insurance company, files a statement of claim or provides false, incomplete or misleading information as part of the information provided to obtain coverage commits a fraudulent act, which is a crime, and may be subject to criminal and civil penalities.

FOR PENNSLYVANIA RESIDENTS ONLY: Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.

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FOR VERMONT RESIDENTS ONLY: A VARIABLE ANNUITY CONTRACT IS NOT GUARANTEED BY THE
COMPANY, THE U.S. GOVERNMENT, OR ANY STATE GOVERNMENT. IT IS NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY, FEDERAL OR STATE.
Any person who knowingly, and with intent to injure, defraud, or deceive any insurance company, files a statement of claim or provides false, incomplete, or misleading information as part of the information provided to obtain coverage commits a fraudulent act, which may be a crime, and may be subject to criminal and civil penalties.

FOR WASHINGTON RESIDENTS ONLY: Any person who knowingly presents a false or fraudulent claim for payment of a loss or knowingly makes a false statement in an application for insurance may be guilty of a criminal offense under state law.

I ACKNOWLEDGE THAT I HAVE RECEIVED AND UNDERSTAND THE CURRENT PROSPECTUS. I UNDERSTAND THAT ALL PAYMENTS AND VALUES PROVIDED BY THIS CONTRACT, WHEN BASED UPON THE INVESTMENT EXPERIENCE OF A VARIABLE ANNUITY ACCOUNT, ARE VARIABLE, MAY INCREASE OR DECREASE AND ARE NOT GUARANTEED AS TO A FIXED DOLLAR AMOUNT.

AMOUNTS FROM THE GUARANTEED TERM ACCOUNT WITHDRAWN, SURRENDERED, OR APPLIED TO PROVIDE ANNUITY PAYMENTS PRIOR TO THE END OF THE GUARANTEE PERIOD WILL BE SUBJECT TO A MARKET VALUE ADJUSTMENT. THE MARKET VALUE ADJUSTMENT MAY INCREASE OR DECREASE THE VALUES AVAILABLE IN THIS CONTRACT.

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Signed At (City, State)    Date Signed   Signature of Owner        Signature of Annuitant

                                         X                         X
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Amount Remitted With Application         Signature of Joint Owner  Signature of Joint Annuitant

                                         X                         X
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13. TO BE COMPLETED BY REPRESENTATIVE/AGENT
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To the best of my knowledge this applicant / / does / / does not have existing life insurance or annuities and this contract / / will / / will not replace or change an existing insurance or annuity contract. I certify that a current prospectus was delivered. No written sales materials were used other than those furnished by the Home Office. I believe the information provided by this client is true and accurate to the best of my knowledge and belief.

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Representative/Agent Name (Print)      Representative/Agent Signature   Firm Code   Representative/Agent Code

                                                                                                                    %
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Representative/Agent Name (Print)      Representative/Agent Signature   Firm Code   Representative/Agent Code

                                       X                                                                            %
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(Florida Only) Representative/agent Florida license number     Florida county where application signed

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14. TO BE COMPLETED BY DEALER
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Dealer Name                                     Date                 Signature of Authorized Dealer

                                                                     X
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Principal Signature                             Date                 Contract Number

X
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